UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 13, 2018

Date of Report (Date of Earliest Event Reported)

Central Index Key Number of the issuing entity: 0001740849
Benchmark 2018-B4 Mortgage Trust

(Exact name of issuing entity)

Central Index Key Number of the sponsor: 0001541294
German American Capital Corporation

(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor: 0000835271
JPMorgan Chase Bank, National Association

(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor: 0001701238
Citi Real Estate Funding Inc.

(Exact name of sponsor as specified in its charter)

Central Index Key Number of the registrant: 0001013454

Deutsche Mortgage & Asset Receiving Corporation

(Exact name of registrant as specified in its charter)

Delaware	333-206705-14	04-3310019
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation of registrant)	File Number of issuing entity)	Identification No. of registrant)

60 Wall Street

New York, New York

(Address of principal executive offices of registrant)

(212) 250-2500

Registrant’s telephone number, including area code

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On July 13, 2018, Deutsche Mortgage & Asset Receiving Corporation (the “Depositor”) caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of July 1, 2018 and as to which an executed version is attached hereto as Exhibit 4.1 (the “Pooling and Servicing Agreement”), among the Depositor, as depositor, Wells Fargo Bank, National Association, as master servicer, CWCapital Asset Management LLC, as special servicer, Wilmington Trust, National Association, as trustee, Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian, and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer, of Benchmark 2018-B4 Mortgage Trust Commercial Mortgage Pass-Through Certificates (the “Certificates”).

The Certificates will consist of the following classes, designated as (i) the Class A-1, Class A-2, Class A-3, Class A-SB, Class A-4, Class A-5, Class X-A, Class A-M, Class B and Class C Certificates (collectively, the “Public Certificates”) and (ii) the Class X-B, Class X-D, Class D, Class E-RR, Class F-RR, Class G-RR, Class H-RR, Class S and Class R Certificates (collectively, the “Private Certificates”).

All of the Public Certificates, having an aggregate initial principal amount of $1,026,703,000, were sold to Deutsche Bank Securities Inc. (“DBSI”), Citigroup Global Markets Inc. (“CGMI”), J.P. Morgan Securities (“JPMS”), Academy Securities, Inc. (“Academy”) and Drexel Hamilton, LLC (“Drexel” and, together with DBSI, CGMI, JPMS and Academy, in such capacity, the “Underwriters”), pursuant to an Underwriting Agreement, dated as of June 28, 2018 and attached hereto as Exhibit 1.1 (the “Underwriting Agreement”), among the Depositor, the Underwriters and German American Capital Corporation (“GACC”). DBSI, CGMI and JPMS are acting as the joint bookrunning managers and co-lead managers. The Public Certificates were offered by the Underwriters for sale to the public, pursuant to the Depositor’s Prospectus, dated June 28, 2018, in negotiated transactions or otherwise at varying prices determined at the time of sale. The price per class of Public Certificates is set forth on Schedule I to the Underwriting Agreement.

All of the Private Certificates, having an aggregate initial principal amount of $131,777,279, were sold to DBSI, CGMI and JPMS (together with DBSI and CGMI, in such capacity, the “Initial Purchasers”), pursuant to a Certificate Purchase Agreement, dated as of June 28, 2018, among the Depositor, the Initial Purchasers and GACC. The Private Certificates were sold in a private placement transaction exempt from registration under the Securities Act of 1933, as amended (the “Act”), pursuant to Section 4(2) of the Act.

The Certificates represent, in the aggregate, the entire beneficial ownership in Benchmark 2018-B4 Mortgage Trust (the “Issuing Entity”), a common law trust fund formed under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of 44 fixed-rate mortgage loans (the “Mortgage Loans”) secured by first liens on 60 commercial and multifamily properties. The Mortgage Loans were acquired by the Depositor from (i) GACC, pursuant to a Mortgage Loan Purchase Agreement, dated and effective June 28, 2018 and as to which an executed version is attached hereto as Exhibit 99.1 (the “GACC Mortgage Loan Purchase Agreement”), between the Depositor and GACC, (ii)  JPMorgan Chase Bank, National Association (“JPMCB”), pursuant to a Mortgage Loan Purchase Agreement, dated and effective June 28, 2018 and as to which an executed version is attached hereto as Exhibit 99.2 (the “JPMCB Mortgage Loan Purchase Agreement”), between the Depositor and JPMCB and (iii) Citi Real Estate Funding Inc. (“CREFI”), pursuant to a Mortgage Loan Purchase Agreement, dated and effective June 28, 2018 and as to which an executed version is attached hereto as Exhibit 99.3 (the “CREFI Mortgage Loan Purchase Agreement” and, together with the GACC Mortgage Loan Purchase Agreement and the JPMCB Mortgage Loan Purchase Agreement, the “Mortgage Loan Purchase Agreements”), between the Depositor and CREFI.

The net proceeds of the sale of the Certificates were applied to the purchase of the Mortgage Loans by the Depositor from GACC, CREFI and JPMCB. The net proceeds to the Depositor of the offering of the Certificates, after deducting expenses payable by the Depositor in connection with the issuance and distribution of the Certificates of approximately $5,516,995.28, were approximately $1,152,963,283.98. Of the expenses paid by the Depositor, approximately $0 were paid directly to affiliates of the Depositor, approximately $50,000 in the form of fees were paid to the Underwriters and the Initial Purchasers, $0 were paid to or for the Underwriters and the Initial Purchasers, and approximately $5,466,995.28 were other expenses. All of the foregoing expense amounts are the Depositor's reasonable estimates of such expenses. No underwriting discounts and commissions or finder's fees were paid by the Depositor.

The Mortgage Loan secured by the mortgaged property identified in the Prospectus as 181 Fremont Street will be serviced and administered in accordance with the Pooling and Servicing Agreement and the 181 Fremont Street Whole Loan Intercreditor Agreement (as defined in the Pooling and Servicing Agreement) and as to which an executed version is attached hereto as Exhibit 4.9. The Mortgage Loan secured by the mortgaged property identified in the Prospectus as 636 11th Avenue will be serviced and administered in accordance with the Pooling and Servicing Agreement and the 636 11th Avenue Whole Loan Intercreditor Agreement (as defined in the Pooling and Servicing Agreement) and as to which an executed version is attached hereto as Exhibit 4.10. The Mortgage Loan secured by the mortgaged property identified in the Prospectus as Meridian Corporate Center will be serviced and administered in accordance with the Pooling and Servicing Agreement and the Meridian Corporate Center Whole Loan Intercreditor Agreement (as defined in the Pooling and Servicing Agreement) and as to which an executed version is attached hereto as Exhibit 4.11. The Mortgage Loan secured by the mortgaged property identified in the Prospectus as Sheraton Music City will be serviced and administered in accordance with the Pooling and Servicing Agreement and the Sheraton Music City Whole Loan Intercreditor Agreement (as defined in the Pooling and Servicing Agreement) and as to which an executed version is attached hereto as Exhibit 4.12. The Mortgage Loan secured by the mortgaged property identified in the Prospectus as Westbrook Corporate Center will be serviced and administered in accordance with the Pooling and Servicing Agreement and the Westbrook Corporate Center Whole Loan Intercreditor Agreement (as defined in the Pooling and Servicing Agreement) and as to which an executed version is attached hereto as Exhibit 4.13. The Mortgage Loan secured by the mortgaged property identified in the Prospectus as JAGR Hotel Portfolio will be serviced and administered in accordance with the Pooling and Servicing Agreement and the JAGR Hotel Portfolio Whole Loan Intercreditor Agreement (as defined in the Pooling and Servicing Agreement) and as to which an executed version is attached hereto as Exhibit 4.14.

The Mortgage Loan secured by the mortgaged property identified in the Prospectus as Aventura Mall will be serviced and administered pursuant to a trust and servicing agreement, dated as of June 29, 2018 (the “Aventura Mall TSA”), among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as servicer, CWCapital Asset Management LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor. An executed version of the Aventura Mall TSA is attached hereto as Exhibit 4.2. In addition, the Aventura Mall Mortgage Loan will be serviced and administered under the Aventura Mall Whole Loan Intercreditor Agreement (as defined in the Pooling and Servicing Agreement) and as to which an executed version is attached hereto as Exhibit 4.15.

The Mortgage Loan secured by the mortgaged property identified in the Prospectus as Marina Heights State Farm will be serviced and administered pursuant to a trust and servicing agreement, dated as of December 29, 2017 (the “Marina Heights State Farm TSA”), among GS Mortgage Securities Corporation II, as depositor, KeyBank National Association, as servicer, AEGON USA Realty Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, custodian and trustee, and Pentalpha Surveillance LLC, as operating advisor. An executed version of the Marina Heights State Farm TSA is attached hereto as Exhibit 4.3. In addition, the Marina Heights State Farm Mortgage Loan will be serviced and administered under the Marina Heights State Farm Whole Loan Intercreditor Agreement (as defined in the Pooling and Servicing Agreement) and as to which an executed version is attached hereto as Exhibit 4.16.

The Mortgage Loan secured by the mortgaged property identified in the Prospectus as The Gateway will be serviced and administered pursuant to a pooling and servicing agreement, dated as of June 1, 2018 (“The Gateway PSA”), among Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer, AEGON USA Realty Advisors, LLC, as special servicer, Wilmington Trust, National Association, as trustee, Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian, and Park Bridge Lender Services LLC, as operating advisor. An executed version of The Gateway PSA is attached hereto as Exhibit 4.4. In addition, The Gateway Mortgage Loan will be serviced and administered under The Gateway Whole Loan Intercreditor Agreement (as defined in the Pooling and Servicing Agreement) and as to which an executed version is attached hereto as Exhibit 4.17.

The Mortgage Loan secured by the mortgaged property identified in the Prospectus as Aon Center will be serviced and administered pursuant to a trust and servicing agreement, dated as of June 29, 2018 (the “Aon Center TSA”), among J.P. Morgan Commercial Mortgage Securities Corp., as depositor, KeyBank National Association, as servicer, AEGON USA Realty Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, custodian and trustee, and Park Bridge Lender Services LLC, as operating advisor. An executed version of the Aon Center TSA is attached hereto as Exhibit 4.5. In addition, the Aon Center Mortgage Loan will be serviced and administered under the Aon Center Whole Loan Intercreditor Agreement (as defined in the Pooling and Servicing Agreement) and as to which an executed version is attached hereto as Exhibit 4.18.

The Mortgage Loan secured by the mortgaged property identified in the Prospectus as 65 Bay Street will be serviced and administered pursuant to a pooling and servicing agreement, dated as of June 1, 2018 (the “65 Bay Street PSA”), among Citigroup Commercial Mortgage Securities Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, KeyBank National Association, as special servicer, Pentalpha Surveillance LLC, as operating advisor and asset representations reviewer, Citibank, N.A., as certificate administrator, and Wilmington Trust, National Association, as trustee. An executed version of the 65 Bay Street PSA is attached hereto as Exhibit 4.6. In addition, the 65 Bay Street Mortgage Loan will be serviced and administered under the 65 Bay Street Whole Loan Intercreditor Agreement (as defined in the Pooling and Servicing Agreement) and as to which an executed version is attached hereto as Exhibit 4.19.

The Mortgage Loans secured by the mortgaged properties identified in the Prospectus as Embassy Suites Glendale, Atlantic Times Square and Steelyard Commons will be serviced and administered pursuant to a pooling and servicing agreement, dated as of June 1, 2018 (the “JPMDB 2018-C8 PSA”), among J.P. Morgan Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer. An executed version of the JPMDB 2018-C8 PSA is attached hereto as Exhibit 4.7. In addition, the Embassy Suites Glendale Mortgage Loan will be serviced and administered under the Embassy Suites Glendale Whole Loan Intercreditor Agreement (as defined in the Pooling and Servicing Agreement) and as to which an executed version is attached hereto as Exhibit 4.20; the Atlantic Times Square Mortgage Loan will be serviced and administered under the Atlantic Times Square Whole Loan Intercreditor Agreement (as defined in the Pooling and Servicing Agreement) and as to which an executed version is attached hereto as Exhibit 4.21; and the Steelyard Commons Mortgage Loan will be serviced and administered under the Steelyard Commons Whole Loan Intercreditor Agreement (as defined in the Pooling and Servicing Agreement) and as to which an executed version is attached hereto as Exhibit 4.22.

The Mortgage Loan secured by the mortgaged property identified in the Prospectus as EOS 21 will be serviced and administered pursuant to a pooling and servicing agreement, dated as of February 1, 2018 (the “EOS 21 PSA”), among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, KeyBank National Association, as master servicer, CWCapital Asset Management LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wells Fargo Bank, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer. An executed version of the EOS 21 PSA is attached hereto as Exhibit 4.8. In addition, the EOS 21 Mortgage Loan will be serviced and administered under the EOS 21 Whole Loan Intercreditor Agreement (as defined in the Pooling and Servicing Agreement) and as to which an executed version is attached hereto as Exhibit 4.23.

Further information regarding such sales relating to the price per class of Public Certificates is set forth on Schedule I to the Underwriting Agreement.

Further information regarding such sales has been previously provided in the Prospectus, dated June 28, 2018. The related registration statement (file no. 333-206705) was originally declared effective on November 18, 2015. In connection with such Prospectus, the Chief Executive Officer of the registrant has provided the certification attached hereto as Exhibit 36.1 and dated as of June 28, 2018.

GACC, in its capacity as “retaining sponsor” (in such capacity, the “Retaining Sponsor”), is satisfying its credit risk retention obligation under Regulation RR, 12 C.F.R. Part 244 (the “Risk Retention Rule”) in connection with the securitization of the Mortgage Loans referred to above by the sale of the Class E-RR, Class F-RR, Class G-RR and Class H-RR Certificates (the “RR Certificates”) to Massachusetts Mutual Life Insurance Company (the “Third Party Purchaser”).

The RR Certificates constitute an “eligible horizontal residual interest” (as defined in the Risk Retention Rule). The RR Certificates were sold to the Third Party Purchaser for $58,421,899 (excluding accrued interest) (representing approximately 5.00% of the aggregate fair value of all of the Certificates (other than the Class R Certificates)). The fair value of the Certificates (other than the Class R Certificates) was determined based on the actual sale prices and finalized tranche sizes of such Certificates. The fair value of the “eligible horizontal residual interest” (as defined in the Risk Retention Rule) that the Third Party Purchaser is required to retain under the credit risk retention requirements of the Risk Retention Rule is equal to approximately $58,416,077, representing 5% of the aggregate fair value of all of the Certificates (other than the Class R Certificates).

As of the Closing Date, there are no material differences between (a) the valuation methodology or any of the key inputs and assumptions that were used in calculating the fair value or range of fair values disclosed in the Depositor's Prospectus, dated June 28, 2018, under the heading “Credit Risk Retention” prior to the pricing of the Certificates and (b) the methodology or the key inputs and assumptions that were used in calculating the fair value at the time of the Closing Date.

Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits
Exhibit 1.1	Underwriting Agreement, dated as of June 28, 2018, among Deutsche Mortgage & Asset Receiving Corporation, Deutsche Bank Securities Inc., Citigroup Global Markets Inc., J.P. Morgan Securities LLC, Academy Securities, Inc., Drexel Hamilton, LLC and German American Capital Corporation.
Exhibit 4.1	Pooling and Servicing Agreement, dated as of July 1, 2018, among Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer, CWCapital Asset Management LLC, as special servicer, Wilmington Trust, National Association, as Trustee, Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian, and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer.
Exhibit 4.2	Trust and Servicing Agreement, dated as of June 29, 2018, among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as servicer, CWCapital Asset Management LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor.
Exhibit 4.3	Trust and Servicing Agreement, dated as of December 29, 2017, among GS Mortgage Securities Corporation II, as depositor, KeyBank National Association, as servicer, AEGON USA Realty Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, custodian and trustee, and Pentalpha Surveillance LLC, as operating advisor.
Exhibit 4.4	Pooling and Servicing Agreement, dated as of June 1, 2018, among Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer, AEGON USA Realty Advisors, LLC, as special servicer, Wilmington Trust, National Association, as trustee, Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian, and Park Bridge Lender Services LLC, as operating advisor.
Exhibit 4.5	Trust and Servicing Agreement, dated as of June 29, 2018, among J.P. Morgan Commercial Mortgage Securities Corp., as depositor, KeyBank National Association, as servicer, AEGON USA Realty Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, custodian and trustee, and Park Bridge Lender Services LLC, as operating advisor.
Exhibit 4.6	Pooling and Servicing Agreement, dated as of June 1, 2018, among Citigroup Commercial Mortgage Securities Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, KeyBank National Association, as special servicer, Pentalpha Surveillance LLC, as operating advisor and asset representations reviewer, Citibank, N.A., as certificate administrator, and Wilmington Trust, National Association, as trustee.

Exhibit 4.7	Pooling and Servicing Agreement, dated as of June 1, 2018, among J.P. Morgan Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.
Exhibit 4.8	Pooling and Servicing agreement, dated as of February 1, 2018, among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, KeyBank National Association, as master servicer, CWCapital Asset Management LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wells Fargo Bank, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.
Exhibit 4.9	Co-Lender Agreement, dated as of May 7, 2018, between, Deutsche Bank AG, New York Branch, as Note A-1 Holder, Wells Fargo Bank, National Association, as Note A-2 Holder, Wells Fargo Bank, National Association, as Note A-3 Holder, Deutsche Bank AG, New York Branch, as Note A-4 Holder, Deutsche Bank AG, New York Branch, as Note A-5 Holder, Barclays Bank PLC, as Note A-6-1 Holder, and Barclays Bank PLC, as Note A-6-2 Holder.
Exhibit 4.10	Co-Lender Agreement, dated as of June 21, 2018, between JPMorgan Chase Bank, National Association, as Initial Note A-1 Holder, JPMorgan Chase Bank, National Association, as Initial Note A-2 Holder, JPMorgan Chase Bank, National Association, as Initial Note A-3 Holder, Citi Real Estate Funding, Inc., as Initial Note A-4 Holder, and Citi Real Estate Funding, Inc., as Initial Note A-5 Holder.
Exhibit 4.11	Co-Lender Agreement, dated as of June 15, 2018, by and between JPMorgan Chase Bank, National Association, as Initial Note A-1 Holder, and JPMorgan Chase Bank, National Association, as Initial Note A-2 Holder.
Exhibit 4.12	Co-Lender Agreement, dated as of July 13, 2018, by and between JPMorgan Chase Bank, National Association, as Initial Note A-1 Holder, and JPMorgan Chase Bank, National Association, as Initial Note A-2 Holder.
Exhibit 4.13	Co-Lender Agreement, dated as of July 1, 2017, by and between Citi Real Estate Funding, Inc., as Initial Note A-1 Holder, Citi Real Estate Funding, Inc., as Initial Note A-2 Holder, and Citi Real Estate Funding, Inc., as Initial Note A-3 Holder.
Exhibit 4.14	Co-Lender Agreement, dated as of July 13, 2018, by and between JPMorgan Chase Bank, National Association, as Initial Note A-1 Holder, and JPMorgan Chase Bank, National Association, as Initial Note A-2 Holder.
Exhibit 4.15	Co-Lender Agreement, dated as of June 7, 2018, by and among JPMorgan Chase Bank, National Association, Deutsche Bank, AG, New York Branch, Wells Fargo Bank, National Association and Morgan Stanley Bank, N.A.
Exhibit 4.16	Co-Lender Agreement, dated as of December 29, 2017 by and among Goldman Sachs Mortgage Company, as Initial Note A-1-S Holder, Initial Note A-1-C1 Holder and Initial Note A-1-C2 Holder, and Deutsche Bank AG, New York Branch, as Initial Note A-2-C1 Holder, Initial Note A-2-C2 Holder, Initial Note A-2-C3 Holder, Initial Note A-2-C4 Holder and Initial Note A-2-C5 Holder.

Exhibit 4.17	Agreement Between Noteholders, dated as of March 23, 2018, by and between Deutsche Bank AG, New York Branch, as Initial Note A-1-A Holder, and Deutsche Bank AG, New York Branch, as Initial Note A-1-B Holder, and Bank of America, N.A., as Initial Note A-2-A Holder, and Bank of America, N.A., as Initial Note A-2-B Holder, Deutsche Bank AG, New York Branch, as Initial Note B-1-A Holder, and Deutsche Bank AG, New York Branch, as Initial Note B-1-B Holder, and Bank of America, N.A., as Initial Note B-2-A Holder, and Bank of America, N.A., as Initial Note B-2-B Holder, and Deutsche Bank AG, New York Branch, as Initial Note C-1 Holder, and Bank of America, N.A., as Initial Note C-2 Holder.
Exhibit 4.18	Co-Lender Agreement, dated as of June 8, 2018, by and between, JPMorgan Chase Bank, National Association, as Initial Note A-1 Holder, JPMorgan Chase Bank, National Association, as Initial Note A-2 Holder, JPMorgan Chase Bank, National Association, as Initial Note A-3 Holder, JPMorgan Chase Bank, National Association, as Initial Note A-4 Holder, and JPMorgan Chase Bank, National Association, as Initial Note B Holder.
Exhibit 4.19	Agreement Between Noteholders, dated as of March 19, 2018, by and between Citi Real Estate Funding Inc., as Initial Note A1-A Holder, Initial Note A1-B Holder, Initial Note A1-C Holder, Initial Note A1-D Holder, Initial Note A1-E Holder and Initial Note A1-F Holder, and Citi Real Estate Funding, Inc., as Initial Note A2 Holder, and IGIS US Private Real Estate Investment Trust No. 169, a Korean Company, as Initial Note B Holder.
Exhibit 4.20	Co-Lender Agreement, dated as of June 15, 2018, by and between JPMorgan Chase Bank, National Association, as Initial Note A-1 Holder, and JPMorgan Chase Bank, National Association, as Initial Note A-2 Holder.
Exhibit 4.21	Co-Lender Agreement, dated as of May 22, 2018, by and between JPMorgan Chase Bank, National Association, as Initial Note A-1 Holder, JPMorgan Chase Bank, National Association, as Initial Note A-2 Holder, and JPMorgan Chase Bank, National Association, as Initial Note A-3 Holder.
Exhibit 4.22	Co-Lender Agreement, dated as of June 15, 2018, by and between Deutsche Bank AG, New York Branch, as Note A-1 Holder, and Deutsche Bank AG, New York Branch, as Note A-2 Holder.
Exhibit 4.23	Co-Lender Agreement, dated as of February 27, 2018, by and between JPMorgan Chase Bank, National Association, as Initial Note A-1 Holder, and JPMorgan Chase Bank, National Association, as Initial Note A-2 Holder.
Exhibit 5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated July 13, 2018.
Exhibit 8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated July 13, 2018 (included as part of Exhibit 5).
Exhibit 23	Consent Opinion of Cadwalader, Wickersham & Taft LLP, dated July 13, 2018 (included as part of Exhibit 5).
Exhibit 36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated June 28, 2018.

Exhibit 99.1	Mortgage Loan Purchase Agreement, dated and effective June 28, 2018, between Deutsche Mortgage & Asset Receiving Corporation and German American Capital Corporation.
Exhibit 99.2	Mortgage Loan Purchase Agreement, dated and effective June 28, 2018, between Deutsche Mortgage & Asset Receiving Corporation and JPMorgan Chase Bank, National Association.
Exhibit 99.3	Mortgage Loan Purchase Agreement, dated and effective June 28, 2018, between Deutsche Mortgage & Asset Receiving Corporation and Citi Real Estate Funding Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 13, 2018	DEUTSCHE MORTGAGE & ASSET RECEIVING CORPORATION (Registrant)

	By:	/s/ Helaine Kaplan
Name: Helaine Kaplan
Title: President (senior officer in charge of securitization of the depositor)

	By:	/s/ Natalie Grainger
Name: Natalie Grainger
Title: Director